                                                               MAY 1, 2004

METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------

Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       METLIFE STOCK INDEX
  STATE STREET RESEARCH DIVERSIFIED             STATE STREET RESEARCH INVESTMENT TRUST
  HARRIS OAKMARK LARGE CAP VALUE                T. ROWE PRICE LARGE CAP GROWTH


HOW TO LEARN MORE:


Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 27 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Phone: (800) 638-0051              [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A WORD ABOUT
INVESTMENT RISK:


An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    9

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    9

SETTLING YOUR CLAIM.................... ....................    9

THE INCOME ANNUITY..................... ....................   10
   Investment Choices.......................................   11
   Income Payment Types.....................................   12
   Allocation of Purchase Payment...........................   13
   The Value of Your Income Payments........................   14
      Initial Variable Income Payment.......................   14
      Annuity Units.........................................   14
      AIR as a Benchmark for Income Payments................   15
      Calculating Annuity Unit Values.......................   16
   Contract Fee.............................................   17
   Assignment Fee...........................................   17
   Premium and Other Taxes..................................   17
   Charges..................................................   18
      Separate Account Charge...............................   18
      Investment-Related Charge.............................   18

GENERAL INFORMATION.................... ....................   18
   Administration...........................................   18
      Purchase Payments.....................................   18
      Receiving Income Payments and Information.............   19
   Advertising Performance..................................   20
   Changes to the Income Annuity............................   21
   Voting Rights............................................   22
   Who Sells the Income Annuity.............................   22
   Purchases in Certain States..............................   23
   Financial Statements.....................................   23
   When We May Cancel the Income Annuity....................   23

FEDERAL TAX TREATMENT.......................... ..........................         23
   Tax Treatment of Income Payments Received in Settlement of Personal
      Physical Injury Claims..............................................         24
   A Defendant May Assign Its Obligation to Make Income Payments to You...         24
   Using the Income Annuity to Fund Qualified Assignments.................         25
   Owners Other than MIAC.................................................         26

TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL INFORMATION...... .....         27

APPENDIX FOR PREMIUM TAX TABLE...................... .....................         28

MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN ON STEP LADDER GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS
An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE

We determine the value of annuity units at the close of the Exchange for each investment division each day the Exchange is open for regular trading. The Exchange usually closes at 4p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is an assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

[SNOOPY WITH POINTER GRAPHIC]

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the administration of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

METROPOLITAN INSURANCE AND ANNUITY COMPANY (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY


    The following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------


Contract Owner Transaction Expenses(1)......................    None

(1) PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME CONTRACT FEE OF $350 IS PAID TO US FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT. IN ADDITION, PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME ASSIGNMENT FEE OF $750 IS PAID TO MIAC OR ONE OF OUR OTHER AFFILIATES WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT. THIS $750 IS ALSO DEDUCTED FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.

Separate Account Charge (as a percentage of average account
  value)....................................................  Current and Maximum           1.25%
                                                              Guaranteed Charge:

--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. More details concerning the Metropolitan Fund fees and expenses are contained in its prospectus.

                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund Operating Expenses for the
  fiscal year ending December 31, 2003 (expenses that are
  deducted from these Funds' assets include management fees
  and other expenses).......................................     0.31%      0.83%
Metropolitan Fund Annual Expenses (as a percentage of
  average net assets for the fiscal year ending December 31,
  2003)(2)

                                                                       B                C
                                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                                   MANAGEMENT        BEFORE           BEFORE
                                                      FEES       REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................     0.25            0.09             0.34
State Street Research Diversified
  Portfolio (3)..................................     0.44            0.07             0.51
Harris Oakmark Large Cap Value Portfolio (3).....     0.74            0.09             0.83
MetLife Stock Index Portfolio....................     0.25            0.06             0.31
State Street Research Investment Trust
  Portfolio (3)..................................     0.49            0.07             0.56
T. Rowe Price Large Cap Growth Portfolio (3).....     0.63            0.16             0.79

                                                                       C-D=E
                                                                  TOTAL EXPENSES
                                                         D             AFTER
                                                   REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------  ------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................       0.00           0.34
State Street Research Diversified
  Portfolio (3)..................................       0.00           0.51
Harris Oakmark Large Cap Value Portfolio (3).....       0.00           0.83
MetLife Stock Index Portfolio....................       0.00           0.31
State Street Research Investment Trust
  Portfolio (3)..................................       0.00           0.56
T. Rowe Price Large Cap Growth Portfolio (3).....       0.00           0.79

(2) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND
    PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS. SEE THE FUND
    PROSPECTUS FOR MORE INFORMATION.

(3) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND SAI FOR THE METROPOLITAN FUND.

EXAMPLES

This example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE. This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets and a 5% AIR. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.

                                                                 1             3             5              10
                                                                YEAR         YEARS         YEARS           YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $213         $658          $1,129         $ 2,429
Minimum...................................................      $160         $496          $  856         $ 1,867

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.

---------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           ANNUITY UNITS
                                                 BEGINNING OF YEAR       END OF YEAR        END OF YEAR
                                          YEAR ANNUITY UNIT VALUE (a) ANNUITY UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division............................... 2003         $10.48               $10.22               83.7
                                          2002          10.11                10.48               58.0
                                          2001          10.18                10.11               47.1
                                          2000           9.71                10.18               12.2
                                          1999           9.85                 9.71                  0
State Street Research Diversified
  Division............................... 2003           6.74                 7.65              112.3
                                          2002           8.32                 6.74               59.6
                                          2001           9.45                 8.32               25.7
                                          2000           9.94                 9.45               11.6
                                          1999           9.48                 9.94                  0
Harris Oakmark Large Cap Value
  Division............................... 2003           7.53                 8.89              112.9
                                          2002           9.33                 7.53              123.4
                                          2001           8.38                 9.33               91.2
                                          2000           7.92                 8.38               29.7
                                          1999           8.05                 7.92                  0
MetLife Stock Index Division............. 2003           5.23                 6.31              752.6
                                          2002           7.16                 5.23              256.9
                                          2001           8.67                 7.16              174.3
                                          2000          10.18                 8.67               17.4
                                          1999           9.46                10.18                  0
State Street Research Investment Trust
  Division............................... 2003           4.85                 5.94              209.9
                                          2002           6.97                 4.85               75.3
                                          2001           8.94                 6.97               58.4
                                          2000          10.12                 8.94               14.1
                                          1999           9.20                10.12                  0
T. Rowe Price Large Cap Growth
  Division............................... 2003           6.11                 7.52              132.7
                                          2002           8.47                 6.11              240.5
                                          2001           9.99                 8.47              189.6
                                          2000          10.68                 9.99               43.8
                                          1999           9.47                10.68                  0

(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

[SNOOPY AND CROWD OF WOODSTOCKS GRAPHIC]

[SNOOPY AT CONFERENCE GRAPHIC]

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY
This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the amount of each income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we

[SNOOPY ON A SEESAW WITH WOODSTOCK GRAPHIC]
    The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may go down as well as up.
 10
guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES
The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

                         [SNOOPY READING MENU GRAPHIC]

The investment choices are:

Lehman Brothers(R) Aggregate Bond   Seeks to equal the performance of the
  Index Portfolio                   Lehman Brothers Aggregate Bond Index
State Street Research Diversified   Seeks high total return while attempting to
  Portfolio                         limit investment risk and preserve capital
Harris Oakmark Large Cap Value      Seeks long-term capital appreciation
  Portfolio
State Street Research Large Cap     Seeks long-term growth of capital
  Value Portfolio
MetLife Stock Index Portfolio       Seeks to equal the performance of the
                                    Standard & Poor's(R) 500 Composite Stock
                                    Price Index
State Street Research Investment    Seeks long-term growth of capital and
  Trust Portfolio                   income
T. Rowe Price Large Cap Growth      Seeks long-term growth of capital and,
  Portfolio                         secondarily, dividend income

Starting with the most conservative, the investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to most aggressive, with those within the same investment style (MetLife Stock Index and State Street Research Investment Trust Portfolios) listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan

The degree of investment risk assumed will depend on the investment divisions chosen.

Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

INCOME PAYMENT TYPES
Currently, we provide a wide variety of income payment types. Basedon the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 12

LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type.

ALLOCATION OF PURCHASE PAYMENT
Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed.
REALLOCATIONS: You are not permitted to make reallocations of your income payment between the investment divisions or between the Fixed Income Option and the investment divisions.
We have policies and procedures that attempt to detect transfer/ reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners or participants/

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;

    - The amount you expect to receive from other sources;

    - The growth potential of other investments; and


    - How long you would like your income to last.

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annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners or participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of our contracts. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.


THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.


ANNUITY UNITS
Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of

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

annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITSASSUME THE FOLLOWING:

- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;

- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.

We credit the Income Annuity with annuity units as follows:
    $500 / 9.9926 = 50.0370 ANNUITY UNITS
    $500 / 12.4362 = 40.2052 ANNUITY UNITS

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS
Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. Your next payment will increase approximately in proportion to the amount by which the investment experience for the chosen investment divisions (for the time period between the payments) for the underlying portfolios minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

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

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment                 Your variable income payment
  experience:                         will (relative to the previous
                                      income payment):
                                        Increase
  Exceeds the AIR                       Stay the Same
  Equals the AIR                        Decrease
  Is less than the AIR

EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the underlying portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your next income payment is a 4.7% INCREASE.

However, assume instead that the investment experience for the underlying portfolio (minus the Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your next income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

- First, we determine the change in investment experience (which reflects the deductions for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and
-  Finally, we multiply the previous Annuity Unit Value by this result.

      The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.

  Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher
  AIR as changes occur in the investment experience of the investment divisions.
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

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:

-  Yesterday's Annuity Unit Value was $10.20;

- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

-  The daily equivalent of the Separate Account charge is .000034035; and,

-  The daily equivalent of the adjustment for a 5% AIR is .99986634.

The new Annuity Unit Value is:
         (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE
A one time $350 contract fee is taken from the amount made availableby the defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE
If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the defendant for the Structured Settlement only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

PREMIUM AND OTHER TAXES
Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant (when requested by the owner of the

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

Income Annuity) to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

-  Separate Account charge; and

-  Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.
GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.
Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

-  On a day when the Annuity Unit Value is not calculated, or

-  After the close of the Exchange.

 The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.

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

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law,

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

we may change the period between calculations but we will give you 30 days notice.

We reserve the right to suspend or postpone payment of an income payment when:

- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

- during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return. The average annual total return calculations are since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios and historical Annuity Unit Values. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that fund the Income Annuity. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical.


[SNOOPY AS TOWN CRIER GRAPHIC]

   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
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

Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

-  Operate the Separate Account in any form permitted by law.

- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

-  For which voting instructions are received, and

-  That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.


An investment adviser or subadviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is


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


based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets.


PURCHASES IN CERTAIN STATES
Although we may generally not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

WHEN WE MAY CANCEL THE INCOME ANNUITY
We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death.

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                                                                              23

Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS
Section 104(a)(1) or (2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104(a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU
Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

- MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

-  You cannot accelerate, defer, increase, or decrease your income payments;

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

- The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

-  The income payments to you are excludable from your gross income under
   Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

- If you, the owner and the defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MIAC
Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION

                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT AUDITORS................ .................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
ADVERTISEMENT OF THE SEPARATE ACCOUNT........ ........     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....   F-1
FINANCIAL STATEMENTS OF METLIFE........... ...........  F-66

[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%

PEANUTS (C) United Feature Syndicate, Inc.
(C) 2004 Metropolitan Life Insurance Company

[LUCY'S TAXES GRAPHIC]
 28

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E or Metropolitan Series Fund Inc.

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(SM)

SSSPROSP(0504)